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                                                                   Exhibit 10.8


                          WAIVER AND AMENDMENT NO. 2 TO

                              AMENDED AND RESTATED

                       RECEIVABLES PARTICIPATION AGREEMENT


         This Waiver and Amendment No. 2 (the "Amendment") dated as of August 23, 2000 is among Weirton Receivables, Inc. (the "Seller"), Weirton Steel Corporation ("Weirton"), the Financial Institutions Party hereto (the "Banks") and PNC Bank, National Association, as facility agent for the Banks (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                               W I T N E S S E T H

         WHEREAS, the Seller, Weirton, the Banks and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of March 26, 1999 (the "Agreement");

         WHEREAS, the Seller, Weirton, the Banks and the Agent desire to waive certain events under the Agreement; and

         WHEREAS, the Seller, Weirton, the Banks and the Agent desire to amend the Agreement in certain respects more fully described below;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         SECTION 2. Amendments to the Agreement.

         (a) The definition of "Default Ratio" contained in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Default Ratio' means the ratio, (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance (excluding credit balances) of all Pool Receivables (other than GalvPro Receivables) that became Defaulted Receivables during such calendar month, by (b) the aggregate credit sales (other than credit sales giving rise to GalvPro Receivables) made by the Originator during the calendar month that is four calendar months before such calendar month."

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         (b) The definition of "Delinquency Ratio" contained in Exhibit I to the
Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Delinquency Ratio' means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables (other than GalvPro Receivables) that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all Pool Receivables (other than GalvPro Receivables) on such day."

         (c) Clause (a) of definition of "Eligible Receivable" contained in
Exhibit I to the Agreement is hereby amended and restated to read as follows:

                  "(a) the Obligor of which is (i) (A) a United States resident or (B) not a United States resident if and only if the payment of such Obligor's otherwise Eligible Receivables is supported by a letter of credit (x) issued or confirmed by a domestic bank or the domestic branch of a foreign bank, in either case rated at least "A" by Standard & Poor's and (y) either in the possession of the Collateral Agent or which names the Collateral Agent as beneficiary; provided, however, that up to 4% of the Net Receivables Pool Balance may consist of otherwise Eligible Receivables which are Foreign Receivables and which are not supported by a letter of credit (it being understood that no more than 2% of the Net Receivables Pool Balance may consist of otherwise Eligible Receivables which are Foreign Receivables and which are not supported by a letter of credit, the Obligors of which are from the same foreign country); provided, further, however, that in the case of Obligors that are residents of Canada, the percentage of otherwise Eligible Receivables that may be included in the Net Receivables Pool Balance at any time, is (x) if Canada's foreign currency rating is greater than or equal to AA-, 100%, (y) if Canada's foreign currency rating is greater than or equal to A- but less than or equal to A+, 20%, or (z) if Canada's foreign currency rating is less than A-, 4%,
         (ii) not a government or a governmental subdivision, affiliate or agency, (iii) not subject to any action of the type described in paragraph (f) of Exhibit V to the Agreement, (iv) not an Affiliate of Weirton or the Originator and (v) is not GalvPro LP,"

         (d) Exhibit I to the Agreement is hereby amended to add the following definition in appropriate alphabetical order:

                  "'GalvPro Receivable' means a Receivable the Obligor of which is GalvPro LP."





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         SECTION 3. Waivers. On or prior to the date of this Amendment, the
Seller or the Servicer may have extended the maturity of or otherwise modified the terms of certain Receivables the Obligor of which is GalvPro LP (the "GalvPro Receivables"). The Majority Banks and the Agent hereby waive any Termination Event under the Agreement that may have arisen from any extension of the maturity or other modification of any GalvPro Receivable by the Seller and/or the Servicer.

         SECTION 4. Effect on Receivables Purchase and Sale Agreement. The Seller hereby acknowledges that the waivers described in Section 3(a) above shall also be considered waivers of any breach of any covenant or agreement by Weirton in that certain Amended and Restated Receivables Purchase and Sale Agreement dated as of March 26, 1999 between the Seller and the Weirton with respect to any extension of the maturity or other modification of any GalvPro Receivable by Weirton. Each of the Banks and the Agent hereby acknowledge and agree to the waiver granted by the Seller in the immediately preceding sentence.

         SECTION 5. Representations and Warranties. Each of the Seller and Weirton represents and warrants to the Banks and the Agent that:

         (a) the representations and warranties made by it in Section 2.1 of the Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

         (b) after giving effect to the amendment contained herein, no Termination Event or Unmatured Termination Event exists or will result from the execution of this Amendment; and

         (c) each of the Agreement and this Amendment is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

         SECTION 6. Effective Date. This Amendment shall become effective as of the date first written above (the "Amendment Effective Date") upon receipt by the Agent of counterparts of this Amendment duly executed by the Seller, Weirton, the Majority Banks and the Agent.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.







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         SECTION 8. Continuing Effectiveness, Etc. On and after the Amendment
Effective Date, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Agreement as amended hereby. The Agreement, as hereby amended, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 9. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

         SECTION 10. Successors and Assigns. This Amendment shall be binding upon the Seller, Weirton, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Seller, Weirton, the Banks and the Agent and their successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the undersigned parties have executed this Waiver and Amendment as of the date first written above written.

                                   WEIRTON RECEIVABLES INC.

                                   By: /s/ Charles E. Krohn
                                      ------------------------------------------
                                      Name: Charles E. Krohn
                                      Title: WRI Board Member


                                   WEIRTON STEEL CORPORATION

                                   By: William R. Kiefer
                                      ------------------------------------------
                                      Name: William R. Kiefer
                                      Title: VP Law


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Agent and as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONAL CITY BANK OF PENNSYLVANIA,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANCO DI NAPOLI,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                           Waiver and Amendment No. 2
                          dated as of August 23, 2000


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         IN WITNESS WHEREOF, the undersigned parties have executed this Waiver and Amendment as of the date first written above written.


                                   WEIRTON RECEIVABLES INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   WEIRTON STEEL CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Agent and as a Bank

                                   By: /s/ Louis K. McLinden, Jr.
                                      ------------------------------------------
                                      Name: Louis K. McLinden, Jr.
                                      Title: Vice President


                                   NATIONAL CITY BANK OF PENNSYLVANIA,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANCO DI NAPOLI,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                           Waiver and Amendment No. 2
                          dated as of August 23, 2000


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         IN WITNESS WHEREOF, the undersigned parties have executed this Waiver and Amendment as of the date first written above written.


                                   WEIRTON RECEIVABLES INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   WEIRTON STEEL CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Agent and as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONAL CITY BANK OF PENNSYLVANIA,
                                   as a Bank

                                   By: /s/ John E. Ciccolella
                                      ------------------------------------------
                                      Name: John E. Ciccolella
                                      Title: Vice President


                                   BANCO DI NAPOLI,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                           Waiver and Amendment No. 2
                          dated as of August 23, 2000



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         IN WITNESS WHEREOF, the undersigned parties have executed this Waiver and Amendment as of the date first written above written.


                                   WEIRTON RECEIVABLES INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   WEIRTON STEEL CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Agent and as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONAL CITY BANK OF PENNSYLVANIA,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANCO DI NAPOLI,
                                   as a Bank

                                   By: /s/ Claude P. Mapes
                                      ------------------------------------------
                                      Name: Claude P. Mapes
                                      Title: First Vice President

                                   By: /s/ Arthur Kooper
                                      ------------------------------------------
                                      Name: Arthur Kooper
                                      Title: Assistant Vice President



                           Waiver and Amendment No. 2
                          dated as of August 23, 2000

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         IN WITNESS WHEREOF, the undersigned parties have executed this Waiver as of the date first written above written.


                                   WEIRTON RECEIVABLES INC.

                                   By: /s/ Mark E. Kaplan
                                      ------------------------------------------
                                      Name: Mark E. Kaplan
                                      Title: President & Chief Executive Officer


                                   WEIRTON STEEL CORPORATION

                                   By: /s/ Mark E. Kaplan
                                      ------------------------------------------
                                      Name: Mark E. Kaplan
                                      Title: Vice President &
                                             Chief Executive Financial Officer


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Agent and as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NATIONAL CITY BANK OF PENNSYLVANIA,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANCO DI NAPOLI,
                                   as a Bank

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                     Waiver
                          dated as of August 23, 2000